MA Managed Futures Fund, LP
SUBSCRIPTION AGREEMENT

Any person considering subscribing for limited partnership units (“Units”) in MA Managed Futures Fund, LP (the “Fund”) should carefully read and review a current copy of the Fund’s prospectus (the “Prospectus”). The Prospectus should be accompanied by the most recent monthly report of the Fund. The date printed on the front of the Prospectus can be no later than 9 months old. If the date is more than 9 months old, new materials are available and must be utilized.

1.	Check box in Section 1 if this is an addition to an existing account and list Limited Partner #.

2.	Enter the name and address [ no P.O. boxes] of the investor and (if applicable) joint investor in Sections 2 and 3.

For UGMA/UTMA (Minor), enter the Minor’s name, followed by “Minor,” and address (no P.O. boxes) in Sections 2 and 3, and enter the custodian name in Section 6.
For trusts, enter the trustee(s) name(s) and the trustee(s) address in Section 2 and the trust name in Section3.
For corporations, partnerships, and estates, enter the officer or contact person and the entity address in Section 2 and the entity name in Section 3- investors who are not individuals may be required to furnish a copy organizing or other documents evidencing the authority of such entity to invest in the Fund. For example, trusts may be required to furnish a copy of each trust agreement, corporations must furnish a corporate resolution or by laws.

3.	If the mailing address is different from the residence address, please fill in Section 4.

4.	Enter the custodian’s name and address in Section 6 if applicable.

5.	Check the appropriate boxes for Class A, Class C or Class I under Section 7.

6.	Enter the total dollar amount and Class of Units being invested in Section 8.

7.	Enter the investor’s brokerage account number in Section 9 if applicable.

8.
Enter the Social Security Number OR Taxpayer ID Number, as applicable, in Section 10 and check the appropriate box to indicate ownership type. For IRA accounts, the Taxpayer ID Number of the custodian should be entered, as well as the Social Security Number of the investor. For foreign investors, enter Passport Number in Social Security Number field and Country of Citizenship in Taxpayer ID field. Please submit a copy of your government identification with your completed subscription documents.

9.	The investor must sign and date Section 13. If it is a joint account, both investors must sign. In certain cases, the custodian’s signature, as well as the investor’s signature, is required.

10.	The name of the broker-dealer firm, registered representative name, registered representative number, address, and phone number must be entered on the bottom of the page.

11.	The registered representative and the principal must sign Section 14.

12.	Please fill in the enclosed Suitability Requirements form.

The investor should return this Subscription Agreement, Suitability Requirements form, and payment to his or her broker’s office address.

Subscription Agreements, Suitability Requirements form, payment, and any other required documents should be sent by the broker-dealer to:

The Transfer Agent’s office of the selling firm (the General Partner recommends sending documents early in the month so that they reach it before month end), as follows:

Mutual Shareholder Services, LLC
By Mail: 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147
By Fax: (440) 526-4446
By Email: mafuturesfund@mutualss.com

Payments made by check or wire transfer must be received AT LEAST FIVE BUSINESS DAYS prior to the last business day of the month.

Please make checks payable to “MA Managed Futures Fund, LP Escrow Account.”

If payment is being made by wire transfer, please wire the specified amount to the following account:

Huntington National Bank ABA: 04100153 Account 01662271247
7 Easton Oval/EA 472 Account Name: MSS FBO MA Managed Futures Fund, L.P.
Columbus, OH 43219

For payments made by wire transfer, please call 1-855-238-5760 or email mafuturesfund@mutualss.com and advise of the wire amount and account number. An administration fee of $25.00 will be charged for wire transfers that do not provide complete information to process the return of amounts wired.

If investors and/or broker-dealers have specific questions about the subscription process, please call the Transfer Agent at 1-855-238-5760.

MA Managed Futures Fund, LP

SUBSCRIPTION AGREEMENT

IMPORTANT: READ PAGES 1 & 2 BEFORE SIGNING

1.	Limited Partner # ________ Is this an addition to an existing account? ________

Limited Partner Mr. Mrs. Ms. Other	Joint Limited Partner Mr. Mrs. Ms. Other

2	Last Name	__________________	__________________

	First Name	__________________	__________________

	Residence Address	__________________	__________________
		__________________	__________________
3	Additional Information	__________________	__________________

	(Ptnrship., Corp., Trusts)	__________________	__________________

4	Mailing Address	__________________	__________________

	(if different)	__________________	__________________

5	E-mail Address	__________________	__________________

	Telephone	__________________	__________________

	Date of Birth	__________________	__________________

6	Custodian Name	__________________	__________________

	Mailing Address	__________________	__________________
		__________________	__________________

7 The investor named above, by execution and delivery of this Subscription Agreement by either (i) enclosing a check payable to “MA Managed Futures Fund, LP Escrow Account” or (ii) authorizing the selling agent to debit investor’s customer securities account in the amount set forth below, hereby subscribes for the purchase of Class A ________ Class C ________ or Class I ________ Units.

The named investor further acknowledges receipt of the Fund’s Prospectus dated September 6, 2013 including the Agreement of Limited Partnership (“Partnership Agreement”) of the Fund, the Subscription Requirements and the Subscription Agreement set forth therein, the terms of which govern the investment in the Units being submitted hereby.

8 Total Amount $ __________________ Class of Units __________________
(minimum of $5,000 for Class A and Class C and $1,000,000 for Class I Units)

9 Brokerage Account # __________________
(must be completed if payment is made by debit to investor’s securities or other qualified account)

10 Social Security Number __________________ Taxpayer ID # __________________

Taxable Investors (check one)	Tenants in Entireties ________	Individual Ownership ________
Community Property ________	Partnership* ________	Estate ________
Corporation* ________	Tenants in Common ________
Grantor or Other Revocable Trust ________
Trust other than a Grantor or Revocable Trust ________		UGMA/UTMA (Minor) ________
Joint Tenants with Right of Survivorship ________

Non-Taxable Investors (check one)	IRA ________	Defined Benefit* ________
Other (specify) ________	IRA Rollover ________	Pension* ________
Roth IRA ________	Profit Sharing* ________	SEP ________
401(K)* ________

(*APPROPRIATE AUTHORIZATION DOCUMENTS MUST ACCOMPANY SUBSCRIPTION, I.E. TRUSTS, PENSION, CORPORATE DOCUMENTS)

11 Benefit Plan Investors (i) I am a Plan or Plan Assets Entity as described on page 9 Yes _____ No _____

(ii) I am a Plan Assets Entity Yes _____ No _____

If “Yes,” I hereby represent and warrant that the percentage of the Plan Assets Entity’s equity interests held by a Plan or a Plan Assets Entity does not exceed the percentage set forth below. To ease the administrative burden related to monitoring and updating this percentage, the Fund recommends that you build in some cushion so that you will not have to notify the Fund if the percentage changes slightly: ______ %

If I am using the assets of an insurance company general account to purchase Units, I hereby represent and warrant that the percentage of such assets used to purchase Units that represents plan assets does not exceed the following percentage: ______ %

I agree to immediately notify the General Partner upon any change to the foregoing representations.
12 United States Investors Only: Under penalties of perjury, I certify that: (1) the number shown on this form is my correct social security number or taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding due to a failure to report interest and dividend income; and (3) I am a U.S. person.

Non-United States Investors Only: Under penalty of perjury, by signature below I hereby certify that the Passport Number or government identification number provided is true, correct, and complete and (a) I am not a citizen or resident of the United States or (b) (in the case of an investor which is not an individual) the investor is not a United States corporation, partnership, estate, or trust.

13 Investor(s) must sign (executing and delivering this Subscription Agreement shall in no respect be deemed to constitute a waiver of any rights under the Securities Act of 1933, or under the Securities Exchange Act of 1934). The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

14 Broker-dealer must sign. As set forth in the Prospectus, I hereby certify that I have informed the investor of all pertinent facts relating to the risks, tax consequences, liquidity, marketability, management, and control of MA Capital Management, LLC with respect to an investment in the Units. I have also informed the investor of the unlikelihood of a public trading market developing of the Units. I have reasonable grounds to believe, based on information obtained from this investor concerning his/her investment objectives, other investments, financial situation, and needs and any other information known by me, that investment in the Fund is suitable for such investor in light of his/her financial position, net worth and other suitability characteristics. I do not have discretionary authority over the account of the investor.
__________________________________________	__________________________________________
Limited Partner Signature Date(MM/DD/YYYY)	Joint Limited Partner (if any) Date(MM/DD/YYYY) or Custodian Signature

__________________________________________	__________________________________________
Registered Representative Signature / Date(MM/DD/YYYY)	Principal Signature Date(MM/DD/YYYY)
(if required by Selling Agent procedures)
__________________________________________	__________________________________________
Print Name	Print Name
Broker Dealer Firm __________________________________________
Registered Representative Code __________________________________________	Branch Code __________________________________________

MA Managed Futures Fund, LP

SUBSCRIPTION AGREEMENT

Limited Partnership Units Subscription Agreement

MA Managed Futures Fund, LP
c/o Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

Dear Sir/Madam:
Subscription for Units: I hereby subscribe for the Units in Class A, Class C, or Class I of the Fund in the amount set forth on page 3 of this Subscription Agreement Signature Page. The undersigned’s check payable or wire transfer to “MA Managed Futures Fund, LP Escrow Account” in the full amount of the undersigned’s subscriptions, accompanies the Subscription Agreement Signature Page. If this subscription is rejected, or if no Units are sold, all funds remitted by the undersigned herewith will be returned. MA Capital Management, LLC may, in its sole discretion, accept or reject this subscription in whole or in part. If notice of revocation of a subscription is not received by MA Capital Management, LLC at least 10 days before the end of the month, such attempted revocation is void and will not be deemed a written request for withdrawal. All Units offered are subject to prior sale.

Representations and Warranties of Subscriber: I have received the Prospectus. By submitting this Subscription Agreement I am making the representations and warranties set forth in “Subscription Representations” below, including, without limitation, those representations and warranties relating to my net worth and annual income set forth therein.

Covenants and Agreements of Subscriber: (1) I hereby covenant and agree that I will (i) provide any forms, certification or other information reasonably requested by and acceptable to the Fund that is necessary for the Fund (A) to prevent withholding or qualify for a reduced rate of withholding or backup withholding in any jurisdiction from or through which the Fund receives payments or (B) to satisfy reporting or other obligations under the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations, (ii) update or replace such form, certification or other information in accordance with its terms or subsequent amendments or as requested by the Fund, and (iii) otherwise comply with any reporting obligations imposed by the United States or any other jurisdiction, including reporting obligations that may be imposed by future legislation. (2) In connection with an investment in Class A, Class C, or Class I Units of the Fund, as applicable, pursuant to Section 6224(b) of the Code, I hereby waive any right granted by the Code to participate in any administrative proceeding of the Fund for each of the taxable years in which I am a partner in the Fund for federal income tax purposes. I hereby further waive any right granted in connection with the tax laws of any state or local jurisdiction to participate in any administrative proceeding of the Fund for each of the taxable years in which I am a partner in the Fund for purposes of the tax laws of such state or local jurisdiction. The undersigned hereby agrees that upon request by MA Capital Management, LLC, I will provide any additional information or documentation, execute any forms or other documents, and take any other action required by law to effect such a waiver. I acknowledge that this Subscription Agreement may be filed with the Internal Revenue Service or any state or local taxing authority upon the commencement of any administrative proceeding of the Fund.

Irrevocability; Governing Law: Except as provided above, I hereby acknowledge and agree that I am not entitled to cancel, terminate, or revoke this subscription or any of my agreements hereunder after the Subscription Agreement has been submitted (and not rejected) and that this subscription and such agreements shall survive my death or disability, but shall terminate with the full withdrawal of all my Units in the Fund. Except as to matters of state or federal securities laws, this Subscription Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

MA Managed Futures Fund, LP

SUBSCRIPTION AGREEMENT

Suitability Requirements Form

By subscribing for Units of the Fund, you will be required to fill out this form in its entirety, and to satisfy any applicable special state suitability requirement described in this form. Therefore, please make sure that you carefully review all representations and warranties and state suitability requirements before signing this form. The undersigned form must be mailed or delivered to the selling agent together with the Subscription Agreement and all other necessary documents. For a successful subscription of Units, all documents must be received at least 5 business days before the initial, or applicable, monthly closing.

PLEASE INDICATE THE CLASS OF UNITS YOU ARE SUBSCRIBING FOR:

Class A __________________ Class C __________________ Class I __________________

What is your annual income (AI)?	__________________

How did you finance the investment (own money, loan, other)?	__________________

What is your approximate net worth (NW) exclusive of residence and automobiles?	__________________

Receipt of Documentation: The regulations of the Commodity Futures Trading Commission (“CFTC”) require that you be given a copy of the Prospectus, as well as certain additional documentation consisting of: (a) a supplement to the Prospectus, which must be given to you if the Prospectus is dated more than nine months before the date that you first received the Prospectus, and (b) the most current monthly account statement (report) for the Fund. By subscribing for Units, you hereby acknowledge receipt of the Prospectus and the additional documentation referred to above, if any.
Admission to the Fund: Please be informed that you will not be issued a certificate evidencing the Units that you are purchasing, but you will receive a written confirmation of the purchase in Mutual Shareholder Services, LLC’s customary form.

State Suitability Requirements: Except as indicated below, investors must have a net worth (exclusive of home, furnishings and automobiles) of at least $250,000 or, failing that standard, have both a net worth (same exclusions) of at least $70,000 and an annual gross income of at least $70,000. If an investor is subscribing with his/her spouse as joint owners, he/she may count joint net worth and joint income in satisfying these requirements, as well as the special requirements described below. Investors must also make a minimum aggregate investment of $5,000. However, the states listed below (or, in certain cases, in special supplements attached to the Prospectus) have more restrictive suitability or minimum investment requirements for their residents. Please read the following list to make sure that you meet the minimum suitability and/or investment requirements for the state in which you reside. (As used below, “NW” means net worth exclusive of home, furnishings, and automobiles; “AI” means annual gross income; and “TI” means annual taxable income for federal income tax purposes.

1. Alabama: investors should limit their investment in the Fund and other managed futures programs to not more than 10% of their liquid net worth (cash, cash equivalents and readily marketable securities).

2. California: $70,000 AI and $250,000 NW or $500,000 NW. California investors should limit their investment in the Fund and other managed futures programs to not more than 10% of their liquid net worth (that portion that consists of cash, cash equivalents, and readily marketable securities).

3. Iowa: $100,000 TI and $250,000 NW or $500,000 NW.

4. Kansas: investors should limit their investment in the Fund and other managed futures programs to not more than 10% of their liquid net worth (that portion that consists of cash, cash equivalents and readily marketable securities).

5. Kentucky: $85,000 TI and $85,000 NW or $300,000 NW. Kentucky investors should limit their investment in any commodity pool program to not more than 10% of their liquid net worth (cash, cash equivalents and readily marketable securities).

6. Minnesota: Accredited investor – see page 11 below.

7. New Mexico: $75,000 AI and $75,000 NW or $250,000 NW.

8. Oregon: $70,000 AI and $250,000 NW or $500,000 NW.

9. Tennessee: $70,000 AI and $70,000 NW or $250,000 NW.

SIGNATURE IF LIMITED PARTNER(S) ARE INDIVIDUALS [PRINT OR TYPE]

Mr. _____ Mrs. _____ Ms. _____ Other _____
Name of Limited Partner __________________	Date __________________
Signature of Limited Partner __________________	(MM/DD/YYYY)
Name of Joint Limited Partner__________________	Date __________________
Signature of Joint Limited Partner__________________	(MM/DD/YYYY)

SIGNATURE IF LIMITED PARTNER IS AN ENTITY [PRINT OR TYPE]
Name of Entity __________________	Date __________________
Name of Signatory__________________	(MM/DD/YYYY)
By: Authorized Signatory__________________

MA Managed Futures Fund, LP

SUBSCRIPTION AGREEMENT

Suitability Requirements Form

REPRESENTATIONS AND WARRANTIES

By executing the Subscription Agreement, the investor (for itself and any co-subscriber, and if the undersigned is signing on behalf of an entity, on behalf of and with respect to that entity and its shareholders, partners, beneficiaries or members), represent and warrant to MA Capital Management, LLC and the Fund as follows: (as used below, the terms “you and your” refer to you and your co-subscriber, if any, or if you are signing on behalf of an entity, that entity);

FOR ALL INVESTORS
1. I have received a copy of the Prospectus, including the Partnership Agreement.
2. If an individual subscriber, I am of legal age to execute the Subscription Agreement and am legally competent to do so.
3. I satisfy the applicable financial suitability and minimum investment requirements, as set forth on pages 6 and 7 under the caption State Suitability Requirements (or in a special supplement to the Prospectus) for residents of the state in which I reside. I agree to provide any additional documentation requested by Mutual Shareholder Services, LLC, as may be required by the securities administrator of my state of residence, to confirm that I meet the applicable minimum financial suitability standards to invest in the Fund.
4. I understand that the investment objective of the Fund is to generate long term capital growth while providing an element of diversification to a portfolio of stock and bond investments, which is consistent with my objective in making an investment in the Fund.
5. The address on the Subscription Agreement is my true and correct residence, and I have no present intention of becoming a resident of any other state or country. All the information that I have provided on the Subscription Agreement is correct and complete as of the date indicated thereon and, if there is any material change in that information before my admission as a limited partner, I will immediately furnish such revised or corrected information to Mutual Shareholder Services, LLC.
6. Unless representation 9-12 below is applicable, my subscription is made with my funds for my own account and not as trustee, custodian or nominee for another.
7. I am either: (a) not required to be registered with the CFTC or to be a member of the National Futures Association (“NFA”) , or (b) if so required, I am duly registered with the CFTC and am a member in good standing of the NFA. Entities that acquire Units must indicate whether they are registered with the CFTC as commodity pools, whether they are exempt from registration as a commodity pool, or whether they are not a commodity pool:
a.	The entity subscribing for Units is a commodity pool and its sponsors and/or principals are registered as commodity pool operators (“CPOs”) and members of the NFA. NFA ID: ______________.
b.
The entity subscribing for Units is a commodity pool but its sponsors and/or principals are not required to be registered CPOs because of an exemption under the Commodity Exchange Act or CFTC Regulations. State the exemption claimed:____________. Such entities must also provide a copy of the exemption letter filed with the NFA by its sponsor and/or principals.

c.
The entity subscribing for Units is not a commodity pool. Such entities must provide a separate statement stating the purpose of forming the entity and that such entity does not solicit or accept funds to trade commodity contracts.

8. I understand that the Partnership Agreement imposes substantial restrictions on the transferability of my Units and that my investment is not liquid except for limited withdrawal provisions, as set forth in the Prospectus and the Partnership Agreement.

FOR BENEFIT PLAN INVESTORS
9. If I am, or am acting on behalf of, an “employee benefit plan,” as defined in and subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Plan”) or an entity (“Plan Asset Entity”) deemed for any purposes of ERISA or Section 4975 of the Code to hold assets of any Plan due to investments made in such entity by benefit plan investors (in which case, the following representations and warranties are made with respect to each Plan holding an investment in such Plan Assets Entity), the individual signing this Subscription Agreement on behalf of me, in addition to the representations and warranties set forth herein, hereby further represents and warrants as, or on behalf of, the fiduciary of the Plan responsible for purchasing Units (the “Plan Fiduciary”) that: (a) the Plan Fiduciary has considered an investment in the Fund for such Plan in light of the risks relating thereto; (b) the Plan Fiduciary has determined that, in view of such considerations, the investment in the Fund is consistent with the Plan Fiduciary’s responsibilities under ERISA; (c) the Plan’s investment in the Fund does not violate and is not otherwise inconsistent with the terms of any legal document constituting the Plan or any trust agreement thereunder; (d) the Plan’s investment in the Fund has been duly authorized and approved by all necessary parties; (e) none of the General Partner, broker-dealer, custodian, administrator, or selling agent, or any of their respective affiliates or any of their respective agents or employees: (i) has investment discretion with respect to the investment of assets of the Plan used to purchase Units; (ii) has authority or responsibility to or regularly gives investment advice with respect to the assets of the Plan used to purchase Units for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to the Plan and that such advice will be based on the particular investment needs of the Plan; or (iii) is an employer maintaining or contributing to the Plan; and (f) the Plan Fiduciary (i) is authorized to make, and is responsible for, the decision to invest in the Fund, including the determination that such investment is consistent with the requirement imposed by Section 404 of ERISA that Plan investments be diversified so as to minimize the risks of large losses, (ii) is independent of the General Partner, broker-dealer, custodian, administrator, transfer agent and selling agent, and each of their respective affiliates, and (iii) is qualified to make such an investment decision. I will, at the request of the Transfer Agent, furnish the Transfer Agent with such information as the Transfer Agent may reasonably require to establish that the purchase of the Units by the Plan does not violate any provision of ERISA or the Code, including without limitation, those provisions relating to “prohibited transactions” by “parties in interest” or “disqualified persons” as defined therein.

10. If I am subscribing as a trustee or custodian of an employee benefit plan subject to the fiduciary responsibility provisions of ERISA, or of an IRA, at the direction of the beneficiary of that plan or IRA, all representations in the Subscription Agreement apply only to the beneficiary of that plan or IRA.

FOR UGMA/UTMA ACCOUNTS
11. If I am subscribing as a custodian for a minor, either (a) the subscription is a gift I have made to that minor and is not made with that minor’s funds, in which case the representations as to net worth and annual income below apply only to myself, acting as custodian, or (b) if the subscription is not a gift, the representation as to net worth, and annual income below apply only to that minor.

FOR ALL TRUSTS OR CORPORATIONS
12. If I am subscribing in a representative capacity, I have full power and authority to purchase Units and enter into and be bound by this Subscription Agreement on behalf of the entity for which I am purchasing the Units, and that entity has full right and power to purchase the Units and enter into an be bound by the Subscription Agreement, and become a limited partner under the Partnership Agreement

FOR TENNESSEE, ALABAMA AND ARKANSAS INVESTORS
13. For Tennessee, Alabama and Arkansas investors only: I understand that the rate at which the Fund’s performance fee is calculated exceeds the maximum rate for incentive or performance fees payable under the Guidelines for Registration of Commodity Pool Programs adopted by the North American Securities Administrators Association.

By making the representations and warranties set forth above, investors should be aware that they have not waived any rights which they may have under applicable federal or state securities laws. Federal and state securities laws provide that any such waiver would be unenforceable. Investors should be aware, however, that the representations and warranties set forth above may be asserted in the defense of the Fund, MA Capital Management, LLC, or others in any subsequent litigation or other proceedings.

MA Managed Futures Fund, LP

SUBSCRIPTION REPRESENTATIONS

By executing the Subscription Agreement for MA Managed Futures Fund, LP (the “Fund”), each purchaser (“Purchaser”) of limited partnership units (“Units”) irrevocably subscribes for Units as of the end of the month in which the subscription is accepted, provided such subscription is received at least five business days prior to such month-end, as described in the prospectus dated September 6, 2013 (the “Prospectus”). The minimum subscription is $5,000 for Class A and Class C Units and $1,000,000 for Class I Units; additional Units may be purchased with a minimum investment of $1,000 for each Class of Units in which the investor has made the minimum investment. Subscriptions must be accompanied by a check or wire transfer in the full amount of the subscription and made payable to “MA Managed Futures Fund, LP Escrow Account.” Purchaser is also delivering to the selling agent an executed Subscription Agreement and any other documents needed (i.e., Trust, Pension, Corporate). If Purchaser’s Subscription Agreement is accepted, Purchaser agrees to contribute Purchaser’s subscription to the Class of Units subscribed for and to accept the terms of the Agreement of Limited Partnership of the Fund, as amended from time to time (the “Partnership Agreement”), attached as Exhibit A to the Prospectus. Purchaser agrees to reimburse the Fund and MA Capital Management, LLC (the “General Partner”), as general partner, for any expense or loss incurred as a result of the cancellation of Purchaser’s Units due to a failure of Purchaser to deliver good funds in the amount of the subscription price. By execution of the Subscription Agreement, Purchaser shall be deemed to accept and agree to the terms of the Partnership Agreement as if Purchaser had executed the Partnership Agreement. As an inducement to the General Partner to accept this subscription, Purchaser (for the Purchaser and, if Purchaser is an entity, on behalf of and with respect to each of purchaser’s shareholders, partners, members or beneficiaries), by executing and delivering Purchaser’s Subscription Agreement, represents and warrants to the General Partner, the clearing brokers, the selling agent who solicited Purchaser’s subscription and the Fund, as follows: (a) Purchaser is of legal age to execute the Subscription Agreement and is legally competent to do so. (b) Purchaser acknowledges that Purchaser has received a copy of the Prospectus, including the Partnership Agreement. (c) All information that Purchaser has furnished to the General Partner or that is set forth in the Subscription Agreement submitted by Purchaser is correct and complete as of the date of such Subscription Agreement, and if there should be any change in such information prior to acceptance of Purchaser’s subscription, Purchaser will immediately furnish such revised or corrected information to the General Partner. (d) Unless (e) or (f) below is applicable, Purchaser’s subscription is made with Purchaser’s funds for Purchaser’s own account and not as trustee, custodian or nominee for another. (e) The subscription, if made as custodian for a minor, is a gift Purchaser has made to such minor and is not made with such minor’s funds or, if not a gift, the representations as to net worth and annual income set forth below apply only to such minor. (f) If Purchaser is an entity, the person signing the Subscription Agreement is duly authorized to do so and such entity has full power and authority to purchase such Units and enter into and accept the terms of the Subscription Agreement and become a limited partner of the Fund. (g) Purchaser either is not required to be registered with the Commodity Futures Trading Commission (“CFTC”) or to be a member of the National Futures Association (“NFA”) or if required to be so registered is duly registered with the CFTC and is a member in good standing of the NFA. (h) Purchaser represents and warrants that Purchaser has (i) a net worth of at least $250,000 (exclusive of home, furnishings and automobiles) or (ii) an annual gross income of at least $70,000 and a net worth (similarly calculated) of at least $70,000. Residents of certain states indicated below must meet the requirements set forth below (net worth in all cases is exclusive of home, furnishings and automobiles). In addition, Purchaser may not invest more than 10% of his net worth (exclusive of home, furnishings and automobiles) in the Fund. (i) If the Purchaser is acting on behalf of a trust (a “Limited Partner Trust”), the individual signing the Subscription Agreement on behalf of the Limited Partner Trust hereby further represents and warrants that an investment in the Fund is permitted under the trust agreement of the Limited Partner Trust, and that the undersigned is authorized to act on behalf of the Limited Partner Trust under the trust agreement thereof.

Residents of the following states must meet the requirements set forth below (net worth in all cases is exclusive of home, furnishings and automobiles).

1. Alabama — Alabama investors should limit their investment in the Fund and other managed futures programs to not more than 10% of their liquid net worth (cash, cash equivalents and readily marketable securities).

2. California — Net worth of at least $500,000 or a net worth of at least $250,000 and an annual income of at least $70,000. California investors should limit their investment in the Fund and other managed futures programs to not more than 10% of their liquid net worth (cash, cash equivalents and readily marketable securities).

3. Iowa — Net worth of at least $500,000 or a net worth of at least $250,000 and an annual taxable income of at least $100,000.

4. Kansas — Kansas investors should limit their investment in the Fund and other managed futures programs to not more than 10% of their liquid net worth (that portion of net worth that consists of cash, cash equivalents and readily marketable securities).

5. Kentucky — Net worth of at least $300,000 or a net worth of at least $85,000 and an annual taxable income of $85,000. Kentucky investors should limit their investment in any commodity pool program to not more than 10% of their liquid net worth (cash, cash equivalents and readily marketable securities).

6. Minnesota — By executing the Subscription Agreement of the Fund, a Minnesota Purchaser is deemed to represent and warrant to the Fund that such person is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933. An accredited investor includes: (1) any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Units exceeds $1,000,000 (excluding the value of such person’s residence); or (2) any natural person who had individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year. For purposes of determining the value of the primary residence to be excluded from net worth, such person should exclude any net equity in his or her primary residence (i.e., the amount by which the current market value of the residence exceeds the current outstanding balance of any mortgage or other indebtedness secured by the residence). If the current outstanding balance of any such mortgage or other indebtedness exceeds the current market value of the residence, the amount of any such excess shall cause a reduction in such person’s net worth. If the current outstanding balance of such mortgage exceeds the amount outstanding 60 days before the proposed subscription date (other than as a result of the acquisition of the such person’s primary residence), the amount of such excess shall cause a reduction in such person’s net worth.”

7. New Mexico — Net worth of at least $250,000 or a net worth of at least $75,000 and an annual income of at least $75,000.

8. Oregon — Net worth of at least $500,000 or a net worth of at least $250,000 and an annual income of at least $70,000.

9. Tennessee — Net worth of at least $250,000 or a net worth of at least $70,000 and an annual taxable income of at least $70,000. Tennessee investors should be aware that the rate at which the Fund’s performance fee is calculated exceeds the maximum rate for incentive/performance fees payable under the Guidelines for Registration of Commodity Pool Programs (the “Guidelines”) adopted by the North American Securities Administrators Association, and may, under certain circumstances, result in the General Partner receiving combined management and incentive fees that exceed the maximum compensation permitted by the Guidelines.